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                                                                    EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP
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                              INDEPENDENT AUDITORS

                          INDEPENDENT AUDITORS' CONSENT


      We consent to the incorporation by reference in this Registration Statement of The Cronos Group on Form S-8 of our report dated February 15, 2002, appearing in the Annual Report on Form 10-K of The Cronos Group for the year ended December 31, 2001.


                                        DELOITTE & TOUCHE LLP
                                      San Francisco, California


May 22, 2002